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                                                                    Exhibit 23.1

                         CONSENT OF INDEPENDENT AUDITORS


The Board of Directors
Century Business Services, Inc.

         We consent to the use of our reports incorporated herein by reference in this Registration Statement on Form S-3 and to the reference to our firm under the heading "Experts" in such Registration Statement.

                                                           /S/ KPMG LLP
                                                           ---------------------
                                                           KPMG LLP



Cleveland, Ohio
November 10, 1999